EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mike P. Kurtanjek, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Avro Energy Inc`s. Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avro Energy Inc.


Date: May 20, 2008                    By: /s/ Mike P. Kurtanjek
                                         ---------------------------------------
                                      Name:  Mike P. Kurtanjek
                                      Title: Chief Executive & Financial Officer